Exhibit 10

                              SHAREHOLDER AGREEMENT
                                       OF
                      COUSIN VINNIE'S FRANCHISE CORPORATION
                        DBA COUSIN VINNIE'S ITALIAN DINER


     THIS SHAREHOLDER AGREEMENT (this "Agreement") is made and entered into as of April ___, 2004, by and between BRIAN RUGGIERO, an Individual ("RUGGIERO") with address being 3309 Drinkwater Blvd, Suite 303, Scottsdale, Arizona 8585251 and BGR CORPORATION, a Nevada corporation ("BGR") with address being 5080 N. 40th Street, Suite 103, Phoenix, Arizona 85018.

                                    ARTICLE I
                     FORMATION, NAME, PURPOSES, DEFINITIONS

     1.1 FORMATION. Pursuant to the Nevada Corporation Act (the "Act"), the parties have formed a Nevada corporation effective upon the filing of the Articles of Corporation of this Company with the Nevada Corporation Commission. The parties shall immediately, and from time to time hereafter, as may be required by law, execute all amendments of the Articles of Corporation, and do all filing, recording and other acts as may be appropriate to operate the Company in compliance with the Act.

     1.2 INTENT. It is the intent of the Initial Shareholders that the Company shall always be operated in a manner consistent with its treatment as a "C" Corporation for federal and state income tax purposes. No Initial Shareholder shall take any action inconsistent with the express intent of the parties.

     1.3 NAME. The name of this Company shall be:

             COUSIN VINNIE'S FRANCHISE CORPORATION (COUSIN VINNIE'S)

     1.4 PLACE OF BUSINESS. The principal place of business of the Company shall be at 5080 N. 40th Street, Suite 103, Phoenix, Arizona 85018, or such other place as the majority consent of all the Board of Directors shall determine.

     1.5 PURPOSE.

          (a) The purpose of this Company shall be to operate a restaurant franchise company, and in connection therewith to transact any and all lawful business for which a "C" Corporation may be organized under Nevada law. Subject to the terms hereof, the Company shall have the authority to do any act or thing necessary or appropriate to accomplish the foregoing purpose.

          (b) Except as otherwise provided in this Agreement, without the majority consent of all the Board of Directors, the Company shall not engage in any other activity or business, and no Initial Shareholder acting in its capacity as an Initial Shareholder shall have any authority to
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     obligate the Company or any other  Initial  Shareholder,  or to hold itself out as a Initial Shareholder of the Company, with respect to any transaction or activity whatsoever other than those entered into or carried out within the scope and business purpose of the Company as provided in
     Section 1.5(a) above.

     1.6 TERM. This Company shall commence upon the filing of its Articles of Corporation and shall continue until such time as it shall be terminated under the provisions of Article XI hereof.

     1.7 INITIAL SHAREHOLDERS. The name and address of each of the Initial Shareholders of this Company are set forth on Schedule 1 hereto.

     1.8 AGENT FOR SERVICE OF PROCESS. The name and business address of the agent for service of process for the Company is James Rossie, with address being 301 East Virginia Avenue, Suite 3330, Phoenix, Arizona 85004 or such other person or address, as the Company shall appoint from time to time.

     1.9 DEFINITIONS. Whenever used in this Agreement, the following terms shall have the following meanings:

          (a) "ACT" shall mean the Nevada Corporation Act, as amended.

          (b)  "ADDITIONAL  CAPITAL   CONTRIBUTIONS"   shall  mean  any  Capital
     Contribution to the Company pursuant to Article II below.

          (c) "ADDITIONAL INITIAL SHAREHOLDER" shall mean any person who is admitted to the Company as an Additional Initial Shareholder pursuant to this Operating Agreement.

          (d) "AFFILIATE" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interest of such Person, (iii) any officer, director, or general partner of such Person, or (iv) any Person who is an officer, director, general partner, trustee, or holder of ten percent (10%) or more of the voting interest of any Person described in clauses (i) through (ii) of this sentence. For purposes of this definition, the term "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or of indirect, of the power to direct or cause the direction of the management and policies of a person or entity, whether through the ownership of voting securities, by contract or otherwise.

          (e) "AGREEMENT" shall mean this written Shareholder Agreement. No other document or oral agreement among the Initial Shareholders shall be treated as part of or superseding this Agreement unless it is reduced to writing and it has been signed by all of the Initial Shareholders.

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          (g) "CAPITAL  CONTRIBUTION" shall mean any contribution to the capital of the Company in cash, property or services by an Initial Shareholder, whenever made.

          (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (i) "COMPANY" shall refer to COUSIN VINNIE'S FRANCHISE CORPORATION.

          (j)  "CONTRIBUTING   INITIAL   SHAREHOLDER"  shall  mean  any  Initial
     Shareholder who desires to pay an amount due to cure a default of a Defaulting Initial Shareholder.

          (k) "DEFAULTING INITIAL SHAREHOLDER" shall mean any Initial Shareholder who has caused a Monetary Default or a Non-Monetary Default, which remains uncured under this Agreement. All other Initial Shareholders are Non-Defaulting Initial Shareholders.

          (l) "DISTRIBUTABLE CASH" means all cash, revenues, receipts and funds generated by, or received from, Company operations, from the sale of the Company's assets or business, and from all other sources, less the sum of the following to the extent paid or set aside by a majority consent of all the Board of Directors:

               (i) all principal and interest payments on indebtedness of the Company and all other sums paid to lenders, including Initial Shareholders when acting in the capacity as lenders;

               (ii) all cash expenditures incurred incident to the normal operation of the Company's business; and

               (iii) such Reserves as the Board of Directors deems reasonably necessary to the proper operation of the Company's business.

          (m) "EXERCISE DATE" shall mean the date on which the Company or Contributing Initial Shareholder provides notice to Defaulting Initial Shareholder that the Company or a Contributing Initial Shareholder has elected to exercise the option to acquire a Defaulting Initial Shareholder's interest.

          (n) "FAIR MARKET VALUE" shall mean, with respect to any asset or property, the fair market value thereof as determined in good faith by a Majority-In-Interest. If a Majority-In-Interest of the Initial Shareholders cannot agree upon a "Fair Market Value" the Majority-In-Interest of the Initial Shareholders shall select a qualified independent third-party to appraise the assets and property to determine the Fair Market Value, which determination shall be binding on the Initial Shareholders.

          (o) "FISCAL YEAR" means the Company's fiscal year, which shall be December 31.

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          (p) "INITIAL CAPITAL CONTRIBUTION" shall mean the amount (exclusive of
     Additional Capital Contributions) which the Initial Shareholders actually pay as Capital Contributions to the Company, whether in cash, by the transfer of assets to the Company or by services rendered.

          (q) "SHARES" shall mean the ownership interest, which an Initial Shareholder owns in the Company from time to time.

          (r) "MAJORITY-IN-INTEREST" shall mean Initial Shareholders owning a simple majority of the Percentage Interests in the Company.

          (s) "PRESIDENT" shall mean Bradford Miller as President or any Person that becomes the President under the terms of this Agreement. Bradford Miller shall be the initial President of the Company, and shall serve until he resigns or is removed from office.

          (t) "CHIEF FINANCIAL OFFICER" shall mean BGR Corporation's appointee or any Person appointed by BGR that becomes the Chief Financial Officer under the terms of this Agreement. BGR Corporation's appointee shall be the initial Chief Financial Officer of the Company, and shall serve until he resigns or is removed from office.

          (u) "INITIAL SHAREHOLDER" shall mean each of the parties who execute a counterpart of this Shareholder Agreement as an Initial Shareholder and each of the parties who may hereafter become Additional or Substituted Initial Shareholders. To the extent the President or the Chief Financial Officer has purchased Interests in the Company, they will have all the rights of an Initial Shareholder with respect to such Interests.

          (v)  "MONETARY   DEFAULT"   shall  mean  the  failure  of  an  Initial
     Shareholder to pay when due any Additional Capital Contribution or other sum required to be paid under this Agreement.

          (w) "NON-MONETARY DEFAULT" shall mean the failure of an Initial Shareholder to cure any default under this Agreement (other than a Monetary Default, for which there is no curative period) within thirty (30) days after delivery of a written notice of default from another Initial Shareholder, Chief Financial Officer or the President, which notice shall set forth in detail the nature of the alleged default; provided that if curative performance cannot reasonably be completed within such thirty (30) day period, said period will be extended, provided that curative performance was begun within a reasonable time, not to exceed ten (10) days, after the delivery of the notice of default, and is diligently pursued thereafter. Without intending to limit the generality of the foregoing, the following are included within the definition of a Non-Monetary Default:

               (i)  Attempted   dissolution   of  the  Company  by  any  Initial
          Shareholder other than pursuant to the provisions of this Agreement;

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               (ii) Attempted partitioning of the assets of the Company;

               (iii)Withdrawal as an Initial Shareholder without the consent of all other Initial Shareholders;

               (iv) Attempted or actual assignment or transfer of an Interest other than pursuant to the provisions of this Agreement.

          (x) "ORGANIZATIONAL EXPENSES" shall mean those expenses incurred in connection with the formation of the Company.

          (y) "PERCENTAGE INTEREST" shall be the percentage interest of each Initial Shareholder in the capital of this Company as set forth in Schedule 1, which shall be the basis for allocating all requirements for contract payments, property taxes and other operating cash expenses and needs of the Company.

          (z) "PERSON" shall mean any individual or any legal entity,  and their
     respective  heirs,   executors,   administrators,   legal  representatives,
     successors, and assigns.

          (aa) "PRIME RATE" shall mean the rate of interest, as of the first business day of each month, designated in the Wall Street Journal as the "prime rate," the rate of interest charged by banks in the United States to their largest and most credit-worthy commercial borrowers for unsecured loans maturing in ninety (90) days, but in no event in excess of the highest legal rate in Arizona.

          (bb) "PROFITS" shall mean, for each Fiscal Year, the income and gains of the Company determined in accordance with accounting principles consistently applied from year to year under the method of accounting selected for the Company and as reported, separately or in the aggregate, as appropriate, on the Company's informational tax return filed for federal income tax purposes.

          (cc) "RESERVES" shall mean, with respect to any fiscal period, funds set aside or amounts allocated during such period to reserves which shall be maintained in amounts deemed sufficient by the majority consent of the Board of Directors for fixed and contingent obligations and working capital needs and to pay taxes, insurance, debt service and other costs and expenses incident to the ownership or operation of the Company's business.

          (dd) "TRANSFER" shall mean to sell, assign, exchange, transfer, give, donate, pledge, deposit, alienate, bequeath, devise or otherwise dispose of or encumber to any Person other than the Company.

          (ee) "TREASURY REGULATIONS" shall mean the Regulations issued by the Department of the Treasury under the Code.

          (ff) "WITHDRAWAL EVENT" shall mean those events and circumstances listed in Act Section 29-733.

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                                   ARTICLE II
                      CAPITALIZATION OF THE COMPANY; LOANS

     2.1 INITIAL CAPITAL CONTRIBUTIONS. The Initial Capital Contribution of each Initial Shareholder is set forth opposite each Initial Shareholder's name on
Schedule 1 attached hereto. Each Initial Shareholder is required to contribute to the Company its Initial Capital Contribution promptly upon execution of this Operating Agreement.

     2.2 INITIAL SHAREHOLDER LOANS AND ADDITIONAL CAPITAL CONTRIBUTIONS. The Initial Shareholders acknowledge that, to conduct its business authorized herein, the Company will require funds to cover expenses of management, day to day operations, ordinary business expenses, losses and/or pay Company obligations as set forth in COUSIN VINNIE'S Italian Diner Franchise Corporation Financial Projections to be completed and agreed to by a majority of the Board of Directors. To the extent that the Company determines that payments in addition to scheduled Capital Contributions are required, and if such additional amounts cannot be obtained by the Company from one or more lenders (other than the Initial Shareholders) under terms and conditions acceptable to a Majority-In-Interest of the Initial Shareholders, then the Initial Shareholders, by a majority vote, shall decide whether or not such additional amounts shall be provided to the Company by the Initial Shareholders and, if so, whether such additional amounts shall be provided by way of loans to the Company by the Initial Shareholders or by way of Additional Capital Contributions from the Initial Shareholders. Loans to the Company by Initial Shareholders shall be made in cash and shall be evidenced by promissory notes in a form satisfactory to the Chief Financial Officer. Such loans shall earn interest at the Prime Rate and be repayable on such terms as shall be approved by the Chief Financial Officer with consent from the majority of the Board of Directors of the Company. Initial Shareholder loans shall be fully repaid (principal and interest) prior to any dividends pursuant to Article IV hereof. Notwithstanding anything to the contrary set forth herein, no Initial Shareholder shall be required to take any action or perform any act, including, without limitation, the payment of money, on behalf of or for the benefit of any third party creditor.

     2.3 CAPITAL CONTRIBUTIONS IN GENERAL. Except as otherwise expressly provided for in this Agreement: (a) no part of the Capital Contributions of any Initial Shareholder may be withdrawn except as otherwise approved in writing by all Non-Defaulting Initial Shareholders, and (b) no Initial Shareholder shall be entitled to demand or to receive property other than cash in return for its Capital Contributions to the Company.

                                   ARTICLE III
                            REDEMPTIONS AND DIVIDENDS

     3.1 REDEMPTIONS. As a general rule, Initial Shareholders are expected to hold their Interest in the Company for investment during the term of the Company. Although bound by Article III of this Agreement, an Initial Shareholder may apply to redeem part or all of his Interest, and a redemption may occur,

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upon the  unanimous  approval  of all Initial  Shareholders  of the Company at a price agreed upon by all Initial Shareholders.

     3.2 DIVIDENDS.

          (a) CASH DIVIDENDS. Any Company Dividends shall be paid to the Initial Shareholders from time to time (and at such intervals, but not less frequently than quarterly) as the Chief Financial Officer with the consent of the majority of the Board of Directors deems proper. Such proceeds shall be paid pro rata to the Initial Shareholders in accordance with their Percentage Interests.

          (b) EFFECT OF DEFAULTS. If any Initial Shareholder has caused a Non-Monetary Default to occur, no amount shall be paid to such Defaulting Initial Shareholder until the Non-Monetary Default has been cured. If any Initial Shareholder has caused a Monetary Default to occur, any dividend to such Defaulting Initial Shareholder shall be subject to the right of offset in favor of the Company, subject to the rights of Contributing Initial Shareholders under any other provisions of this Agreement.

          (c) EXCESS DIVIDENDS. If for any reason during a given Fiscal Year any Initial Shareholder receives dividends in excess of the amount to which such Initial Shareholder should have been entitled pursuant to the terms of this Agreement, then such excess dividends shall be returned to the Company and paid to the Initial Shareholder entitled to such excess amount. The amounts of dividends pursuant to paragraph 3.2 hereof are to be determined on a Fiscal Year basis and any amounts paid on a more frequent basis are for convenience only and are not controlling as to the total amounts to be paid to an Initial Shareholder for any Fiscal Year.

          (d) RECORD DATE. The Record Date for the purpose of receiving cash dividends from the Company shall be as set forth in Section 5.6.

     3.3 LIMITATION ON DIVIDENDS. The power of the Chief Financial Officer to pay dividends may not be used by the Chief Financial Officer in its position as an Initial Shareholder to satisfy its personal needs or those of its creditors, nor shall its powers be used to satisfy the needs of any other Initial Shareholder if making a payment of dividends would be contrary to the interests of the Company and the other Initial Shareholders. No dividend shall be declared and paid unless, after the dividend is paid, the assets of the Company are in excess of all liabilities of the Company, except liabilities to Initial Shareholders on account of their contributions.

                                   ARTICLE IV
                 RIGHTS AND OBLIGATIONS OF INITIAL SHAREHOLDERS

     4.1 APPROVAL OF SALE OF ALL ASSETS. The Initial Shareholders shall have the right, by the affirmative vote of a Majority-In-Interest of the Initial Shareholders, to approve the sale, exchange or other disposition of all, or substantially all, of the Company's assets which is to occur as part of a single transaction or plan.

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     4.2  PRIORITY  AND RETURN OF  CAPITAL.  No Initial  Shareholder  shall have priority over any other Initial Shareholder, either as to the return of Capital Contributions or as to Profits, Losses or dividends; provided that this Section shall not apply to loans (as distinguished from capital contributions), which an Initial Shareholder has made to the Company.

     4.3 LIMITATION OF AUTHORITY. Except as otherwise permitted by this Agreement, no Initial Shareholder (except one who may also be a Corporate Officer, and then only in his capacity as a Corporate Officer within the scope of his authority hereunder) shall transact any business for the Company or shall have any authority or right to act for or bind the Company.

     4.4 REMOVAL OF INITIAL SHAREHOLDERS. Upon the redemption, either involuntary or voluntary, of the entire Interest of a Initial Shareholder, or upon the transfer of the entire Interest of a Initial Shareholder, he shall no longer be considered an Initial Shareholder or included in the definition of the word "Initial Shareholder" as that term may appear herein, for any purpose whatsoever including, but not limited to, the right to notice, vote or consent as Initial Shareholder, to participate in or receive any subsequent income, Profits or Losses of the Company, make any further contribution to the capital of the Company, or receive any cash dividends from the Company.

     4.5 NO RIGHT TO DEMAND DIVIDEND. No Initial Shareholder has a right, to demand a dividend. No Initial Shareholder has a right to receive any return of his or her Capital Contribution in property other than cash. Specifically, no Initial Shareholder may demand a dividend of any portion of any real or personal property.

     4.6 NO RIGHT TO PARTITION. Each Initial Shareholder waives his or her right to maintain any action for partition with respect to any of the property of the Company. No Initial Shareholder may call upon a court to divide or distribute the Property of the Company.

     4.7 AUDIT. The books of the Company shall be audited unless an audit is not required for the business of the Company, and a Majority-In-Interest of the Initial Shareholders vote not to conduct an audit.

                                    ARTICLE V
                        MEETINGS OF INITIAL SHAREHOLDERS

     5.1 ANNUAL MEETING. An annual meeting of the Initial Shareholders shall be held on the second Friday in April, or at such other time as shall be determined by the President or by a Majority-In-Interest of the Initial Shareholders, commencing with the year 2005, for the purpose of the transaction of such business as may come before the meeting.

     5.2 SPECIAL MEETINGS. Special meetings of the Initial Shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by a Majority-In-Interest of the Initial Shareholders.

     5.3 PLACE OF MEETINGS. The party calling the meeting may designate any place, either within or outside the State of Arizona, as the place of meeting for any meeting of the Initial Shareholders. If no designation is made, or if a

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special meeting be otherwise  called,  the place of meeting shall be held at the place of business designated in Section 1.4 above.

     5.4 NOTICE OF MEETINGS. Except as provided in Section 5.5, written notice stating the place, day and hour for which the meeting is called shall be delivered not less than three nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the party calling the meeting, to each Initial Shareholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered two calendar days after being deposited in the United States mail, addressed to the Initial Shareholder at the Initial Shareholder's address as it appears on the books of the Company, with postage thereon prepaid. If transmitted by way of facsimile, such notice shall be deemed to be delivered on the date of such facsimile transmission to the telephone number for the Initial Shareholder, which has been supplied by such Initial Shareholder to the Company and identified as such Initial Shareholder's facsimile number.

     5.5 MEETING OF ALL INITIAL SHAREHOLDERS. If all of the Initial Shareholders shall meet at any time and place, either within or outside of the State of Arizona, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

     5.6 RECORD DATE FOR MEETINGS AND DIVIDENDS. For the purpose of determining Initial Shareholders entitled to notice of or to vote at any meeting of Initial Shareholders or any adjournment thereof, or Initial Shareholders entitled to receive payment of any dividends, or in order to make a determination of Initial Shareholders for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Initial Shareholders. When a determination of Initial Shareholders entitled to vote at any meeting of Initial Shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

     5.7 QUORUM. A Majority-In-Interest of the Initial Shareholders, represented in person or by proxy, shall constitute a quorum at any meeting of Initial Shareholders. In the absence of a quorum at any such meeting, a majority of the Interests so represented may adjourn the meeting from time to time for a period not to exceed 60 days without further notice. However, if the adjournment is for more than 60 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Initial Shareholder of record entitled to vote at a meeting.

     5.8 MANNER OF ACTING. If a quorum is present, the affirmative vote of a Majority-In-Interest of the Initial Shareholders shall be the act of the Initial Shareholders, unless the vote of a greater or lesser proportion or number is otherwise required by the Act, by the Articles of Organization, or by this Operating Agreement.

     5.9 PROXIES. At all meetings of Initial Shareholders, an Initial Shareholder may vote in person or by proxy executed in writing by the Initial Shareholder or by a duly authorized attorney-in-fact. Such proxy shall be filed with the President of the Company before or at the time of the meeting. No proxy

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shall be valid  after  eleven  months  from  the date of its  execution,  unless otherwise provided in the proxy.

     5.10 ACTION BY INITIAL SHAREHOLDERS WITHOUT A MEETING. Action required or permitted to be taken at a meeting of Initial Shareholders may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, delivered to each Initial Shareholder entitled to vote, executed by the unanimous consent of all Initial Shareholders entitled to vote, a Majority-In-Interest or such other number of Initial Shareholders required for such action, and delivered to the President of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section is effective when Initial Shareholders holding the requisite number of Interests entitled to vote have signed the consents, unless the consents specify a different effective date. The record date for determining Initial Shareholders entitled to take action without a meeting shall be the date the first Initial Shareholder signs a written consent.

     5.11 WAIVER OF NOTICE. When any notice is required to be given to any Initial Shareholder, a waiver thereof in writing signed by any Person entitled to act on behalf of the Initial Shareholder which is entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

     5.12 LOST INITIAL SHAREHOLDERS. In circumstances where a unanimous vote of the Initial Shareholders is required and one or more Initial Shareholders cannot be located after legal notice under this Agreement is sent and a good faith effort to find the Initial Shareholder(s) based on all information available to the President is made, the President may vote for the Initial Shareholder(s) or appoint another Person to vote for the Initial Shareholder(s) with the understanding that the Person casting the vote for the absent Initial
Shareholder(s) shall act prudently and in the best interests of the Initial Shareholder(s) in light of the information available at the time.

                                   ARTICLE VI
                         RIGHTS AND DUTIES OF PRESIDENT,
                CHIEF FINANCIAL OFFICER AND INITIAL SHAREHOLDERS

     6.1 PRESIDENT. Bradford Miller the shall be the initial President of the Company, and shall serve as the President of the Company until April 30, 2009 provided that, and as long as, the Company meets the business objectives set forth in COUSIN VINNIE'S Franchise Corporation Financial Projections to be completed and agreed to by a majority of the Board of Directors (the "Financial Projections"). The day-to-day business and affairs of the Company shall be managed by its designated President. The President shall direct, manage and control the business of the Company to the best of its ability and shall have full and complete authority, power and discretion to make any and all decisions and to do any and all things which the President shall deem to be reasonably required to accomplish the business and objectives of the Company. No Initial Shareholder, or the President shall have the authority to act for or bind the Company without the vote of a Majority-In-Interest of the Initial Shareholders.

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     6.2 CHIEF  FINANCIAL  OFFICER.  BGR  Corporation's  appointee  shall be the initial Chief Financial Officer of the Company, and shall serve as the Chief Financial Officer of the Company until April 30, 2009 provided that, and as long as, the Company meets the financial business objectives set forth from time to time by the Board of the Directors of the Company (the "Business Objectives"), the day-to-day financial business affairs of the Company shall be managed exclusively by its designated Chief Financial Officer. The Chief Financial Officer shall direct, manage and control the financial business of the Company to the best of its ability and shall have full and complete authority, power and discretion to make any and all decisions and to do any and all things which the Chief Financial Officer shall deem to be reasonably required to accomplish the business and objectives of the Company subject to overview of the Board of Directors of the Company. The Chief Financial Officer shall not have the authority to act for or bind the Company without the consent of the majority of the Board of Directors of the Company.

     6.3 NUMBER, TENURE AND QUALIFICATIONS. The President and Chief Financial Officer of the Company and its respective term shall be fixed from time to time by the affirmative vote from a majority of the Board of Directors of the Company. The President and Chief Financial Officer shall hold office for the term for which it is elected and until its successor shall have been elected and qualified, unless earlier removed under Section 6.10. The President and Chief Financial Officer need not be a resident of the State of Arizona or an Initial Shareholder of the Company. If the President fails to meet the Business Objectives, then Bradford Miller shall, upon the request of the Company, resign as President, and the Company shall elect a new President. If the Chief Financial Officer fails to meet the Business Objectives, then BGR Corporation's appointee shall, upon the request of the Company, resign as Chief Financial Officer, and the Company shall elect a new Chief Financial Officer.

     6.4 CERTAIN  POWERS OF THE  PRESIDENT.  Without  limiting the generality of
Section 6.1, the President shall have power and authority, on behalf of the Company subject to the affirmative vote of a majority of the Board of Directors of the Company:

          (a) To acquire property from any Person as the President may determine. The fact that an Initial Shareholder is directly or indirectly affiliated or connected with any such Person shall not prohibit the President from dealing with that Person;

          (b) To purchase liability and other insurance, including, without limitation, life insurance on the President and key employees, and to protect the Company's property and business;

          (c) To hold and own any Company real and/or personal properties in the name of the Company;

          (d) To borrow such amounts (not to exceed $100,000 in the aggregate) as the President may deem appropriate for the business of the Company, to make all investment decisions and to invest any Company funds (by way of example but not limitation) in time deposits, governmental obligations, various securities including shares in mutual funds, various derivative securities including options or other investments;

          (e) To execute on behalf of the Company all instruments and documents, including, without limitation, checks; drafts; promissory notes; security instruments; partnership agreements; and any other instruments or documents necessary to the business of the Company;

          (f)  To  employ  accountants,   legal  counsel,  investment  advisers,
     managing agents or other experts to perform services for the Company and to compensate them from Company funds;

          (g) To act as "tax matters partner" pursuant to Section 6221 of the Code;

          (h) To enter into any and all other agreements on behalf of the Company, with any other Person or entity for any purpose;

          (i) Employ, supervise and coordinate on behalf of the Company, all personnel, except that the compensation paid to any Affiliate of an Initial Shareholder or President must be approved by at least 80% of the Percentage Interests;

          (j) Pay all bills, invoices and expenses properly incurred by and on behalf of the Company;

          (k) Except as otherwise restricted in this Agreement, to make all decisions regarding dividends including, but not limited to, deciding when and if dividends shall be paid, determining the amounts and record date and authorizing the payments thereof to Initial Shareholders of record;

          (l) Any matter relating to the purchase or acquisition, or the sale, transfer, conveyance, exchange, or grant of option relating to any real or personal property;

          (m) Obligate the Company as a guarantor, endorser, accommodations endorser or surety for the obligation of any other Person;

          (n)  Institute   any   proceeding  at  law  or  in  equity  or  before
     administrative agencies or compromise or settle claims against the Company in any civil or administrative action or proceeding;

          (o) Acquire by lease, purchase or otherwise any real or personal property;

          (p) Loan money to any Person;

          (q) To substitute in its stead as President any entity which has, by merger, consolidation or otherwise, acquired substantially all of the President's assets or equity interests and continued its business, except that, as a Initial Shareholder, the President shall be subject to the terms and conditions of Article VIII of this Agreement; and

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
          (r) To do and perform all other acts as may be necessary or appropriate to the conduct of the Company's business.

     The President may act by a duly authorized attorney-in-fact. Unless authorized to do so by this Agreement or by a Majority-In-Interest of the Initial Shareholders, no Initial Shareholder, agent, or employee of the Company shall have any power or authority to bind the Company in any way, to pledge its credit or to render it liable for any purpose.

     6.5 RESTRICTIONS AND LIMITATIONS ON PRESIDENT'S AUTHORITY. Except as may otherwise be specifically permitted elsewhere in this Agreement, neither the President nor any other Initial Shareholder shall do, or cause to be done, individually, on behalf of or in the name of the Company, any of the following without the approval of not less than an 80% vote of Percentage Interests of the Initial Shareholders (unless some other percentage of the Percentage Interests is specifically stated to be required):

          (a) Do any act in contravention of the Articles of Organization or this Agreement;

          (b) Confess a judgment against the Company;

          (c) Possess Company property, or assign rights in specific Company property, for other than a Company purpose;

          (d)  Knowingly   perform  any  act  that  would  subject  any  Initial
     Shareholder to liability similar to that of a general partner in any jurisdiction;

          (e) Encumber, sell, exchange, transfer or otherwise dispose of all or substantially all of the Company's property;

          (f) Elect to dissolve the Company;

          (g) File a petition for relief in bankruptcy under any federal bankruptcy laws or under debtor relief laws of any jurisdiction;

          (h) Make any decision or take any action which, under the provisions of this Agreement, is required to be approved by the Initial Shareholders;

          (i) Admit any Person as an Initial Shareholder of the Company.

     6.6 PRESIDENT, CHIEF FINANCIAL OFFICER AND INITIAL SHAREHOLDERS HAVE NO EXCLUSIVE DUTY TO COMPANY. The President and Chief Financial Officer shall not be required to manage the Company as his sole and exclusive function, and the Chief Executive Officer, Chief Financial Officer and the Initial Shareholders may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Initial Shareholder shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of the President, Chief Financial Officer or any other Initial Shareholder to the income or proceeds derived therefrom. Neither the President, Chief Financial Officer nor any Initial Shareholder shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character which, if presented to the Company, could be taken by the Company and the President, Chief Financial Officer and any Initial Shareholder shall have the right to take for his own account (individually or as a trustee) or to recommend to others any such particular investment opportunity. Nothing herein shall prevent the Company from employing any entity in which the President, Chief Financial Officer or Initial Shareholder may have an interest as a partner, Initial Shareholder, officer, director or otherwise.

     6.7 BANK ACCOUNTS AND INVESTMENT ACCOUNTS. The President or Chief Financial Officer may from time to time open bank accounts in the name of the Company, and the President, Chief Financial Officer and one designee shall be the sole signatory thereon, unless the Initial Shareholders determine otherwise. All checks over the amount(s) of one thousand ($1000.00) dollars shall require two signatures. The Chief Financial Officer may from time to time open investment accounts with NASD broker-dealers, mutual funds and other investment companies or financial institutions in the name of the Company, and the Chief Financial Officer shall be the sole signatory thereon, unless the consent of the majority of the Board of Directors determine otherwise. The Chief Financial Officer may, for the protection of the Company, deposit some or all of the Company assets with an independent custodian of sufficient financial strength and/or covered by insurance to provide a reasonable expectation of security, and require that all investments of the Company be processed on a deposit-versus-payment basis with the custodian.

     6.8 LIABILITY AND INDEMNITY OF THE MANAGER. No Officer of the Company will have any liability to the Company for a mistake or error of judgment or for any act or omission believed to be within the scope of authority conferred on him by the Operating Agreement unless such mistake, error of judgment or act or omission was made, performed or omitted by such Officer fraudulently or constituted gross negligence or breach of fiduciary duty. The Officer shall be indemnified by the Company to the fullest extent permitted by Arizona law.

     6.9 RESIGNATION. Any Officer of the Company may resign as an Officer of the Company at any time by giving written notice to the Board of Directors of the Company. The resignation of any Officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Such resignation shall not affect such Officer's rights and liabilities as an Initial Shareholder, if any.

     6.10 REMOVAL.

          (a) REPLACEMENT BY INITIAL SHAREHOLDER VOTE. Consent of a majority of the Board of Directors may at any time replace any Officer and designate another Person to take over the duties of an Officer. The removal of an Officer hereby shall have no effect on or alter any Interest owned by the Officer.

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
          (b) OFFICER BANKRUPTCY. In the event of bankruptcy by an Officer, consent of a majority of the Board of Directors may elect another Person to serve as a new Officer.

          (c) DEATH, INCAPACITY OR RESIGNATION OF OFFICER. In the event of the death or mental incapacity of an Officer or if an Officer resigns, consent of a majority of the Board of Directors may elect a new Officer for the Company.

     6.11 VACANCIES. Any vacancy occurring for any reason of an Officer of the Company which is filled by the consent of a majority of the Board of Directors shall cause the Officer so elected to serve until his successor shall be elected and shall qualify or until his earlier death, resignation or removal.

     6.12 AUTHORITY. No person dealing with the Officers shall be required to determine his authority to make any undertaking on behalf of the Company, or to determine any fact or circumstance bearing upon the existence of its authority, other than to rely upon a statement signed by an Officer, thereunto authorized, as to:

          (a) the identity of any Officer or Initial Shareholder hereof;

          (b) the existence or non-existence of any fact or facts, which constitute a condition precedent to, acts by an Officer or which are in any other manner germane to the affairs of the Company;

          (c) the Persons who are authorized to execute and deliver any instrument or document of the Company; or

          (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company or any Initial Shareholder.

     6.13 OFFICER'S COMPENSATION.

          (a) The Officer's may enter into annual employment agreements that must be ratified by a consent of a majority of the Board of Directors of the Company.

          (b) The Officer's will receive reimbursement for the actual costs incurred by the Officer for goods, materials and services of third parties used for or by the Company in connection with Company operations, Company legal and accounting fees and expenses, report preparation and printing, and other expenses of the business of the Company. Specific expenses may or may not be eligible for reimbursement as may be specified in the Officer's Employment Agreement.

          (c) Any other compensation of the Officer's of the Company shall be fixed from time to time by consent of a majority of the Board of Directors of the Company and no Officer shall be prevented from receiving such compensation by reason of the fact that he is also an Initial Shareholder of the Company.

     6.14 RECORDS, AUDITS AND REPORTS. At the expense of the Company, the Chief Financial Officer shall maintain records and accounts of all operations and expenditures of the Company. Upon reasonable request, each Initial Shareholder shall have the right, during ordinary business hours, to inspect and copy the documents, required to be kept by this Section, at the Initial Shareholder's expense. At a minimum the Company shall keep at its principal place of business the following records:

          (a) A current list of the full name and last known business, residence, or mailing address of each Initial Shareholder and Officer, both past and present;

          (b) A copy of the Articles of Incorporation of the Company and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

          (c) Copies of the Company's federal, state, and local income tax returns and reports, if any, for the three most recent years;

          (d) Copies of the Company's currently effective written Operating Agreement and all amendments thereto, copies of any prior written Operating Agreement no longer in effect, copies of any prior writings permitted or required with respect to an Initial Shareholder's obligation to contribute cash, property or services and copies of any financial statements of the Company for the three most recent years;

          (e) Minutes of every annual, special, and court-ordered meeting; and

          (f) Any written consents obtained from Initial Shareholders for actions taken by Initial Shareholders without a meeting.

          (g) Any written consents obtained from the Board of Directors for actions taken.

                                   ARTICLE VII
                 DELINQUENT AND DEFAULTING INITIAL SHAREHOLDERS

     7.1 FAILURE TO PAY AMOUNTS DUE. If any Initial Shareholder fails to pay a Capital Contribution or any other assessment within ten (10) days of the due date specified on a capital call billing, he shall be considered a "Non-Contributing Initial Shareholder". Another Initial Shareholder or other Initial Shareholders shall have the right to advance directly to the Company the funds required from the Non-Contributing Initial Shareholder (a "Contribution Loan").

     7.2 DEFAULT. If no Contributing Initial Shareholder elects to advance the amount of the additional funds required from the Non-Contributing Initial Shareholder, then the failure of the Non-Contributing Initial Shareholder to make the Additional Capital Contribution or assessment shall constitute a default and the Non-Contributing Initial Shareholder shall be a Defaulting Initial Shareholder.

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
     7.3 CONTRIBUTION LOAN. In the event a Contributing Initial Shareholder elects to make a Contribution Loan, then the Contribution Loan shall bear interest at a rate equal to the Prime Rate in effect from time to time, plus three (3) percentage points, from the date the Contribution Loan is made until paid in full (adjusted monthly on the 1st day of each month).

          (a) Repayment of the Contributing Initial Shareholder's Contribution Loan shall be secured by the Non-Contributing Initial Shareholder's Interest.

          (b) The Non-Contributing Initial Shareholder hereby grants a security interest in his Interest in the Company to the Contributing Initial Shareholder who has advanced a Contribution Loan and hereby irrevocably appoints the Contributing Initial Shareholder as his attorney-in-fact with full power to prepare and execute any reasonable documents, instruments and agreements, including but not limited to, reasonable Uniform Commercial Code Financing and Continuation Statements, and other reasonable security instruments as may be appropriate to perfect and continue such security interest in favor of the Contributing Initial Shareholder. Copies of any such documents shall be mailed to the Non-Contributing Initial Shareholder.

     7.4 DEFAULTING INITIAL SHAREHOLDER. If any Contribution Loan (which shall include all attorney fees, interest, and costs incurred by the Contributing Initial Shareholder) has not been repaid in full within sixty (60) days of the date the Contribution Loan is made, then without further notice, demand or advertisement (all of which are hereby expressly waived), the Non-Contributing Initial Shareholder shall be considered a Defaulting Initial Shareholder and his full and complete Capital Account and Percentage Interest shall be automatically transferred to the Contributing Initial Shareholder. Such transfer shall be deemed to be given for adequate consideration and deemed effective as of the date the Defaulting Initial Shareholder failed to make the Capital Contribution or other assessment.

     7.5 LOSS OF RIGHT TO VOTE. A Defaulting Initial Shareholder shall not be entitled to attend Company meetings nor receive information relating to the Company business and shall have no further voice in the management of the Company business and no right to vote on Company matters. A Defaulting Initial Shareholder shall not be considered in determining a Majority-In-Interest for action by the Initial Shareholders.

     7.6 ADDITIONAL RIGHTS AND REMEDIES. If an Initial Shareholder becomes a Defaulting Initial Shareholder, and if no other Initial Shareholder elects to make a Contribution Loan or elects to purchase the Defaulting Initial Shareholder's interest, such Defaulting Initial Shareholder will be immediately expelled from the Company. An expelled Initial Shareholder shall not be entitled to withdraw any capital from the Company and shall have no right to participate in the affairs of the Company or to make any further Capital Contributions. The Defaulting Initial Shareholder's Capital Account shall be proportionately divided among the remaining Non-Defaulting Initial Shareholders based on their Percentage Interest or transferred to a new incoming Initial Shareholder in accordance with the terms hereof. The expulsion of a Initial Shareholder shall not dissolve or terminate the Company. In lieu of, but not in addition to the rights and remedies provided for in this Article VIII, the Company and/or any Non-Defaulting Initial Shareholder(s) may elect to evoke and pursue any and all

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
other remedies against any such Defaulting Initial Shareholder, whether provided at law or in equity, including, but not limited to, bringing suit for damages, for specific performances, or for the appointment of a receiver or special master, in the discretion of the Company and/or such Non-Defaulting Initial Shareholder(s).

                                  ARTICLE VIII
                         RESTRICTIONS ON TRANSFERABILITY

     8.1 RESTRICTIONS ON TRANSFER OF INTERESTS. No Initial Shareholder shall have any right to retire or withdraw voluntarily from the Company or to sell, transfer or assign an Interest or to voluntarily commit an act that constitutes a Withdrawal Event. With certain exceptions noted in Section 8.2 below, no Initial Shareholder may transfer, assign, or otherwise dispose of his or her Interest in the Company without first having a bona fide offer from a third party to purchase the Interest (an "Offer") and then giving the Company the opportunity to purchase the Interest for the price offered by the third party. Further, there must be approval by a Majority-In-Interest of the Initial Shareholders of the Company, and the assignee of the Interest must agree to be bound by the provisions of this Operating Agreement. Any voluntary act of an Initial Shareholder that constitutes a withdrawal from the Company shall constitute a material breach of this Agreement and the Company shall be entitled to collect damages for such breaches. Such damages shall offset any cash or other property otherwise distributable to such Initial Shareholder by the Company. The admission of a transferee of an Interest as an Initial Shareholder shall not effect the dissolution of the Company.

     8.2 PERMITTED TRANSFERS. A Transfer of any Interest or any portion thereof may be made only under any of the following circumstances:

          (a) A Majority-In-Interest of the Initial Shareholders has consented to such Transfer;

          (b) The Transfer is made to the estate, personal representative, executor, heirs, or devisees of a deceased Initial Shareholder;

          (c) The Transfer is made to an Initial Shareholder's living trust;

          (d) Any Initial Shareholder may, without the consent of the other Initial Shareholders, transfer its Interest in the Company to or from any entity controlled by, controlling or under common control with such transferring Initial Shareholder. For purposes of this Section 8.2, control shall mean the power to direct at least eighty percent (80%) of the voting power within a transferring Initial Shareholder;

          (e) Any Initial Shareholder may gift any of his or her Units of the Company to children or other descendants, but not spouses, without the consent of all of the Initial Shareholders; or

          (f) Upon dissolution of an Initial Shareholder's marriage, the named Initial Shareholder has the option to purchase any interest, which his or her spouse may be deemed to hold in the Company pursuant to the purchase price and payout set forth in Sections 8.4 and 8.6 below.

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
     8.3 STATUS OF UNAPPROVED TRANSFEREES. Without the consent of a Majority-In-Interest of the Initial Shareholders in accord with Section 8.2(a) above, no transferee of an Interest in the Company, including any transferee pursuant to Section 8.2(b)-(f), may succeed to all of the rights of an Initial Shareholder. Any such transferee would be only an assignee in adverse possession entitled to only receive the dividends to which the assignor Initial Shareholder would have been entitled, and entitled to any tax benefits and liable for any tax payments, which would have accrued to the assignor Initial Shareholder. Such an assignee has no right to vote or exercise any discretion with respect to the affairs of the Company.

     8.4 SPECIAL PROVISION RESPECTING TRANSFER OF AN INTEREST.

          (a) Upon the death or dissolution of an Initial Shareholder, if it is determined that a successor, heir and/or devisee of that Initial Shareholder has a legal right to an interest in the Company, and if the remaining Initial Shareholders do not agree by a unanimous vote to permit the successor, heirs and/or devisees of a Initial Shareholder to become a substituted Initial Shareholder hereunder, the Company and all the remaining Initial Shareholders shall have the right and option for thirty
     (30) days from receiving written notice of such event to purchase all, but not less than all, of the Interest of the successor, heir and/or devisee of such dissolved or deceased Initial Shareholder. The total purchase price for the interest in the Company of the successor, heir or devisee of such dissolved or deceased Initial Shareholder shall be computed by taking: (i) the sum of the Fair Market Value of the assets of the Company less the total liabilities of the Company as of the valuation date, (ii) multiplied times the Percentage Interest of the successor, heir or devisee of the deceased Initial Shareholder, and (iii) subtracting the amount of any obligations owed by the dissolved or deceased Initial Shareholder to the Company from the product of (i) and (ii).

          (b) Upon bankruptcy of a Initial Shareholder, if the remaining Initial Shareholders do not agree by a unanimous vote to permit the trustee (or other legal representative) of the bankrupt Initial Shareholder to become a substituted Initial Shareholder hereunder, the Company and all the remaining Initial Shareholders shall have the right and option for thirty
     (30) days from receiving written notice of such event to purchase all, but not less than all, of the Interest of such bankrupt Initial Shareholder. The total purchase price for such bankrupt Initial Shareholder's entire interest in the Company shall be computed by taking: (i) the sum of the Fair Market Value of the assets of the Company less the total liabilities of the Company as of the valuation date, (ii) multiplied times the Percentage Interest of the bankrupt Initial Shareholder, and (iii) subtracting the amount of any obligations owed by the bankrupt Initial Shareholder to the Company from the product of (i) and (ii).

     8.5 REQUIREMENTS FOR TRANSFEREE BECOMING A SUBSTITUTED INITIAL SHAREHOLDER. No transferee shall become a "Substituted Initial Shareholder" in the Company unless all of the following conditions are satisfied:

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
          (a) A Majority-In-Interest of the Initial Shareholders shall have consented to such substitution or such substitution is otherwise in accordance with Section 8.2 hereof;

          (b) The person to whom the Transfer is to be made shall have assumed any and all of the obligations and will execute any and all necessary documents to effect the Transfer under this Agreement with respect to the Interest to which the Transfer relates;

          (c) All expenses (including legal fees) incurred in connection with the Transfer shall have been paid by or for the account of the Person to whom the Transfer is to be made; the Company will bear no expenses; and

          (d) All agreements, certificates and all other documents shall have been executed and filed and all other acts shall have been performed which the Initial Shareholders deem necessary to make the Person to whom the Transfer is to be made a substituted Initial Shareholder in the Company, to preserve the status of the Company, and to comply with all applicable governmental statutes, rules and regulations and requirements, if any, of Company creditors.

     8.6 SETTLEMENT AND PURCHASE PRICE. The settlement for the purchase of the Interest pursuant to Sections 8.1 or 8.4 hereof shall be held thirty (30) days from the exercise of any option relating to such settlement at 10:00 a.m. Phoenix time at the principal office of the Company or at such other date, time and place as shall be agreed upon by the parties to the settlement.

          (a) In the case of a purchase pursuant to Section 8.1 hereof, the purchase price shall be paid in accordance with the terms of the Offer; provided, however, that notwithstanding any of the terms of the Offer, the closing shall not occur any sooner than the settlement date provided for herein. If the closing date of the Offer is later than the settlement date provided for herein, the settlement shall take place upon the settlement date provided for herein or the closing date set forth in the Offer, as may be elected by the purchasing Initial Shareholders.

          (b) In the case of a purchase pursuant to Section 8.4 hereof, the purchase price of the dissolved, deceased or bankrupt Initial Shareholder's Interest may, at the purchaser's option, be payable either in cash or on a deferred basis, as follows:

               (i) A down payment of ten percent (10%) of the purchase price shall be payable at the settlement;

               (ii) The balance of the purchase price shall be paid in six (6) equal annual principal installments, the first installment to be due one (1) year following the settlement date and subsequent annual principal payments shall be due on the same day of each successive year thereafter.

               (iii) Interest on the deferred balance of the purchase price shall bear interest at the Prime Rate from the settlement date until paid in full (adjusted monthly on the 1st day of each month). Accrued interest shall be payable at the same time as installments of principal.

               (iv) If not sooner paid in full, the unpaid principal plus accrued interest shall be paid in full upon the winding up of the Company's business and affairs. In the event of default in the payment of principal or interest pursuant to the provisions hereof, the party entitled to payment, at its option shall have the right to declare the unpaid balance of principal and accrued interest immediately due and payable.

               (v) The deferred balance of such purchase price plus such accrued interest shall be secured by a security interest in the transferring Initial Shareholder's Interest.

     8.7 COMPULSORY BUY-SELL.

          (a) Any Initial Shareholder (the "Initiating Initial Shareholder") may offer to sell all (but not less than all) of its Percentage Interest to the remaining Initial Shareholders ("Remaining Initial Shareholders") by submitting to the Remaining Initial Shareholders a written offer (the "Offering Notice"), setting forth the Initiating Initial Shareholders' intent to rely on this Section 8.7(a) and setting forth the sales price for the Percentage Interest (indicating the price for each one Percentage Interest).

          (b) The Remaining Initial Shareholders shall have thirty (30) days following the date of receipt of the Offering Notice to either:

               (i) purchase in the aggregate all of the Percentage Interest of the Initiating Initial Shareholder for the price and price per one Percentage Interest basis set forth in the Offering Notice; or

               (ii) sell all of the Remaining Initial Shareholders' Percentage Interest to the Initiating Initial Shareholder for the same price per one Percentage Interest basis set forth in the Initiating Initial Shareholder's Offering Notice, and the Initiating Initial Shareholder shall be obligated to purchase the Remaining Initial Shareholders' Percentage Interest at such price per one Percentage Interest basis.

          (c) The Remaining Initial Shareholders shall make the election called for in Section 8.7(b)(i) by unanimous vote of the Remaining Initial Shareholders. If one Remaining Initial Shareholder votes to acquire the Initiating Initial Shareholder's Percentage Interest (the "Acquiring Remaining Initial Shareholder") and the others to sell his Percentage Interest to the Initiating Initial Shareholder (the "Selling Remaining Initial Shareholder"), then the Acquiring Remaining Initial Shareholder shall have the option, for ten (10) days after the Selling Remaining Initial Shareholder's election, to acquire all of the Selling Remaining
     Initial  Shareholder's  Percentage  Interest  at the  same  price  per  one

     Percentage Interest basis and on the same terms as he is acquiring the Initiating Initial Shareholder's Percentage Interest. If the Remaining Initial Shareholders do not exercise their rights under Section 8.7(b) in a timely manner, then the Remaining Initial Shareholders shall be deemed to have unanimously elected to purchase all of the Initiating Initial Shareholders' Percentage Interest in accordance with Section 8.7(b)(i).

          (d) The purchase price for the Percentage Interest purchased pursuant to this Section 8.7 shall be paid by payment in cash of 20% of the purchase price upon the date of Closing and the balance in twelve (12) equal quarterly installments of principal and interest, with such payments commencing on the first day of the third month from the date of Closing. The outstanding balance of the purchase price shall be evidenced by a promissory note, which note shall bear interest at the Prime Rate. The note shall be secured by a security interest in the Percentage Interest to be purchased. Notwithstanding any contrary provisions herein, the selling Initial Shareholder and the purchasing Initial Shareholder may agree to any other mutually acceptable terms and provisions for the payment of the purchase price.

          (e) If any Initial Shareholder fails to complete the mandatory purchase or sale, as applicable, once initiated by an Offering Notice according to the terms of this Section 8.7, such Initial Shareholder shall be deemed a Defaulting Initial Shareholder within the meaning of this Agreement, and such Defaulting Initial Shareholder's full and complete Capital Account and Percentage Interest shall be automatically transferred to the non-defaulting Initial Shareholders. Such transfer shall be deemed to be given for adequate consideration and deemed effective as of the date the Defaulting Initial Shareholder failed to complete the mandatory purchase or sale, as applicable.

          (f) In connection with the purchase and sale of an Initial Shareholder's Percentage Interest pursuant to this Section, the purchasing Initial Shareholders and their spouses, if any, shall, as a condition to such purchase, jointly and severally indemnify and hold harmless the selling Initial Shareholder from any and all liabilities theretofore or thereafter arising from the activities of the Company, provided, however, the purchasing Initial Shareholder shall not be obligated to indemnify the selling Initial Shareholder from any liability arising out of or in connection with any act or omission of the selling Initial Shareholders which was fraudulent, wanton, grossly negligent, in bad faith, contrary to the policies of the Company, contrary to the selling Initial Shareholder's fiduciary duty to the Company and its Initial Shareholders. In connection with the purchase and sale of an Initial Shareholder's interest, pursuant to this Section 8.7, the purchasing Initial Shareholder shall use its best efforts to obtain the release of the selling Initial Shareholders from all personal liability for the debts and other liabilities of the Company, if any.

     In connection with the sales transaction contemplated by this Section, the selling Initial Shareholder shall represent and warrant to the purchasing Initial Shareholder, as of the closing date, that they are not aware of any material liability of the Company, other than the liabilities disclosed on the books and records of the Company and other than those liabilities otherwise disclosed to or known by the purchasing Initial Shareholder. The selling Initial Shareholders shall indemnify and hold harmless the purchasing Initial Shareholders from any and all loss, cost, damages or expenses, including attorneys' fees, incurred by the purchasing Initial Shareholders arising out of the inaccuracy of said representation and warranty.

          No Initial Shareholder shall be permitted to make an offer pursuant to this Section at any time while such Initial Shareholder is in default under this Agreement.

     8.8 TERMINATION OF THE COMPANY FOR TAX PURPOSES. Notwithstanding anything to the contrary contained in any other provision of this Agreement, the sale or exchange of all or any part of an interest in the Capital and/or the Profits of the Company may not be made (and will be null and void) if the interest sought to be sold or exchanged, when added to all other interests in the Company's Capital and/or Profits transferred within the twelve (12) consecutive month period ending on the date of such proposed sale or exchange, would cause the termination of the Company for federal income tax purposes.

     8.9 RESTRAINING ORDER. If any Initial Shareholder shall at any time transfer or attempt to transfer all or any part of its Interest in violation of the provisions of this Agreement, then any other Initial Shareholder, in addition to all other available rights and remedies, shall be entitled to a decree or order restraining and enjoining such transfer.

                                   ARTICLE IX
                         ADDITIONAL INITIAL SHAREHOLDERS

     After the formation of the Company, any Person acceptable to all of the Initial Shareholders may become an Initial Shareholder of this Company for such consideration as the Initial Shareholders by their unanimous vote shall determine.

                                    ARTICLE X
                           DISSOLUTION AND TERMINATION

     10.1 DISSOLUTION. The Company shall be dissolved upon the first to occur of any of the following events:

          (a) upon the entry of a decree of dissolution under A.R.S. ss.29-785;

          (b) upon any Withdrawal Event, unless the business of the Company is continued by the specific unanimous consent of the remaining Initial Shareholders given within 90 days after such event, and there are at least two remaining Initial Shareholders;

          (c) a vote of a Majority-In-Interest to dissolve;

          (d) The appointment of a receiver, trustee or liquidator of the assets of the Company, or the attachment, execution or other judicial seizure of all or a portion of the assets of the Company, unless such seizure is discharged within thirty (30) days thereafter; or

          (e) The inability of the Initial Shareholders owning a Majority-In-Interest of all Non-Defaulting Initial Shareholders to agree upon any matter which makes it impossible for the Company business to be continued in a normal business-like manner.

     10.2 EFFECT OF FILING OF DISSOLVING STATEMENT. Upon the dissolution of the Company, the Company shall cease to carry on its business, except insofar as may be necessary for the winding up of its business, but its separate existence shall continue until Articles of Termination have been filed with the Nevada Corporation Commission or until a decree dissolving the Company has been entered by a court of competent jurisdiction.

     10.3 WINDING UP, LIQUIDATION AND DISTRIBUTION OF ASSETS.

          (a) Upon dissolution, an accounting shall be made by the Chief Financial Officer of the accounts of the Company and of the Company's assets, liabilities and operations, from the date of the last previous accounting until the date of dissolution. The President shall immediately proceed to wind up the affairs of the Company. Notwithstanding the foregoing, if the majority of the Board of Directors determines that an immediate sale of part or all of the investments or assets of the Company would cause undue loss to the Initial Shareholders, the majority of the Board of Directors, in order to avoid such loss, may, to the extent not then prohibited by the governing law applicable in the circumstances, defer liquidation of and withhold from distribution for a reasonable time any assets of the Company except those necessary to satisfy the immediately due debts and obligations of the Company.

          (b) If the Company is dissolved and its affairs are to be wound up, the President, with the consent to the majority of the Board of Directors, shall (1) sell or otherwise liquidate all of the Company's assets as promptly as practicable (except to the extent the President, with the consent to the majority of the Board of Directors, may determine to distribute any assets to the Initial Shareholders in kind), (2) allocate any profit or loss resulting from such sales to the Initial Shareholders' Capital Accounts in accordance with Article II hereof, (3) discharge all liabilities of the Company (other than liabilities to Initial Shareholders), including all costs relating to the dissolution, winding up, and liquidation and distribution of assets, (4) establish such Reserves as may be reasonably necessary to provide for contingent liabilities of the Company (for purposes of determining the Capital Accounts of the Initial Shareholders, the amounts of such reserves shall be deemed to be an expense of the Company), (5) discharge any liabilities of the Company to the Initial Shareholders other than on account of their interests in Company capital or profits, and (6) distribute the remaining assets in the following order:

               (i) If any assets of the Company are to be distributed in kind, the net fair market value of such assets as of the date of dissolution shall be determined by independent appraisal or by agreement of the Initial Shareholders. Such assets shall be deemed to have been sold as of the date of dissolution for their Fair Market Value, and the Capital Accounts of the Initial Shareholders shall be adjusted pursuant to the provisions of Article II of this Agreement to reflect such deemed sale.

          (c) Upon completion of the winding up, liquidation and distribution of the assets, the Company shall be deemed terminated.

          (d) The President shall comply with any applicable requirements of applicable law pertaining to the winding up of the affairs of the Company and the final distribution of its assets.

     10.4 ARTICLES OF TERMINATION. When all debts, liabilities and obligations have been paid and discharged, or adequate provisions have been made therefor, and all of the remaining property and assets have been distributed to the Initial Shareholders, Articles of Termination shall be executed and filed with the Nevada Corporation Commission.

     10.5 COMPENSATION AND REIMBURSEMENT. The President, Chief Financial Officer or other Initial Shareholders acting as liquidator of the Company's assets shall be entitled to reimbursement for out-of-pocket expenses incurred and reasonable compensation for services rendered in connection with the winding up and liquidation of the Company. Such reimbursement shall be paid as an expense of the Company after all debts to third parties have been repaid or adequately provided for but before any repayment of loans or advances by the Initial Shareholders.

     10.6 RETURN OF CONTRIBUTION NON-RECOURSE TO OTHER INITIAL SHAREHOLDERS. Except as provided by law, upon dissolution, each Initial Shareholder shall look solely to the assets of the Company for the return of its Capital Contribution. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to return the cash or other property contribution of one or more Initial Shareholders, such Initial Shareholder or Initial Shareholders shall have no recourse against any other Initial Shareholder.

                                   ARTICLE XI
                                  NO PARTITION

     Each Initial Shareholder hereby waives any right to partition or the right to take any other action which might otherwise be available to such Initial Shareholder for the purpose of severing its relationship with the Company or its Interest in the assets and properties held by the Company from the Interest of the other Initial Shareholders until the dissolution of the Company. Each Initial Shareholder specifically agrees not to institute any action therefor and each Initial Shareholder agrees that this section may be pled as a bar to the maintenance of any such action. A violation of this provision shall entitle the non-violating Initial Shareholders to collect, from the Initial Shareholder violating this provision, the actual attorney's fees, costs and other damages those non-violating Initial Shareholders and the Company incur in connection therewith.

                                   ARTICLE XII
                                 INDEMNIFICATION

     12.1 INDEMNIFICATION OF OFFICERS. Except as provided in this Agreement and subject to the provisions of this Section, any Officer shall not be liable to the Company or to any other Initial Shareholder(s) for any liability, loss, cost, damage, attorney's fees, or other expenses which shall or may be incurred as a result of or in connection with any act or actions performed or taken by the Officer or by virtue of any omission of the Officer in the capacity as an Officer on behalf of the Company, and the Company shall defend, indemnify and hold the Officer harmless as a condition precedent to recovery. Such indemnity shall not extend to gross negligence, fraudulent acts or willful misconduct on the part of the Officer. Any amounts paid by the Company pursuant to the provisions of this paragraph shall be deemed to be a Company expense and shall be paid before determining profit participation.

     12.2 INITIAL SHAREHOLDER INDEMNIFICATION. Each Initial Shareholder shall indemnify the other Initial Shareholders from and against any and all claims, demands, losses, damages, liabilities, suits and other proceedings, judgments and awards, costs and expenses (including but not limited to reasonable attorney's fees) arising directly or indirectly out of any breach of the covenants contained herein, by such Initial Shareholder, its Affiliates, officers, agents or employees.

     12.3 NO LIABILITY FOR INVESTMENT TAX CREDITS OR CAPITAL GAINS. Anything herein to the contrary notwithstanding, no Initial Shareholder shall have any liability to the Company or any other Initial Shareholder by reason of failure to qualify for investment tax credits or long term capital gains.

                                  ARTICLE XIII
                                     GENERAL

     13.1 NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when personally delivered against receipt or five (5) days after being (i) sent by telegram or (ii) deposited in the United States mails, certified or registered, postage prepaid, return receipt requested, addressed to the addressee at its address set forth below on the attached Schedule 1 or as shown from time to time in the records of the Company. Any Initial Shareholder may alter the address to which communications are to be sent by giving notice of such change of address to the other Initial Shareholders in conformity with the provisions of this Section.

     13.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     13.3 CONTROLLING LAW. This Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Arizona.

     13.4 RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies provided by this Operating Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     13.5 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

     13.6 INDULGENCES NOT WAIVERS. Neither the failure nor any delay on the part of any party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of any other right, remedy, power or privilege with respect to any occurrence or be construed as a waiver of such right, remedy, power or privilege with respect to any subsequent occurrence.

     13.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any persons to be signatory hereto may execute this Agreement by signing any such counterpart.

     13.8 AMENDMENT. This Agreement may be amended only by an agreement in writing executed by all Initial Shareholders.

     13.9 ATTORNEY'S FEES. If any party institutes a suit or other proceeding against any other party in any way connected with this Agreement or its enforcement, the prevailing party to any such action shall be entitled to recover from the other party reasonable attorney's fees (not to exceed the actual attorney's fees incurred), witness fees and expenses and court costs in connection with said suit or proceeding at both trial and appellate levels, regardless of whether any such action or proceeding is prosecuted to judgment.

     13.10 NUMBER OF DAYS. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays, and holidays; provided however, that if the final day of any time period falls on a Saturday, Sunday or recognized United States holiday, then the final day shall be deemed to be the next date which is not a Saturday, Sunday, or holiday.

     13.11 CAPTIONS. Captions are not intended to convey any meaning or be a part of this agreement but are merely used for assistance in identifying paragraphs.

     13.12 EXECUTION OF ADDITIONAL INSTRUMENTS. Each Initial Shareholder hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

     13.13 CONSTRUCTION. Whenever the singular number is used in this Operating Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders and vice versa; and the work "person" or "party" shall include a corporation, firm, partnership, proprietorship or other form of association.

     13.14 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

     13.15 AGREEMENT OF SPOUSES OF INITIAL SHAREHOLDERS. By executing this Agreement, the spouse of each Initial Shareholder acknowledges and consents to the terms and conditions of this Agreement and agrees, for himself or herself and for the community of himself and herself and the Initial Shareholder, to be bound hereby. Each spouse of an Initial Shareholder, for himself or herself and the community of which he or she is an Initial Shareholder, hereby irrevocably appoints the Initial Shareholder as attorney-in-fact with an irrevocable proxy coupled with an Interest to vote on any matter to come before the Initial Shareholders or to agree to and execute any amendments of this Agreement without further consent or acknowledgment of the spouse and to execute proxies, instruments, or documents in the spouse's name as may be required to effect the same. This power of attorney is intended to be durable and shall not be affected by disability of the spouse.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the day and year first above written.

BRIAN RUGGIERO


By:                                                Date:
   ------------------------------------------           ------------------------
   Brian Ruggiero, an Individual



BGR CORPORATION

By:                                                Date:
   ------------------------------------------           ------------------------
   James Medieros, Executive Vice-President
   Secretary

                                   SCHEDULE 1
                             As of April __, 2004


                                  Percentage
Initial Shareholder/Address        Interest         Initial Contributions
---------------------------        --------         ---------------------

BGR Corporation                      50%     Services as set forth on Exhibit A.
5080 N. 40th Street, Suite 103
Phoenix, Arizona 85018

BRIAN RUGGIERO                       50%     The Concept, License of concept,
3309 Drinkwater Blvd, Suite 303              design, service marks, menus,
Scottsdale, Arizona 85251                    trade dress, recipes, as set
                                             forth in Exhibit B. Building of
                                             prototypical concept unit. The
                                             use of prototypical concept unit
                                             for training and franchise sales
                                             use.

                                    EXHIBIT A

     1. CASH CONTRIBUTIONS. BGR shall contribute cash as needed as provided for in Section 2.2 of the Operating Agreement and further defined in Company obligations as set forth in The COUSIN VINNIE'S Italian Diner Franchise Corporation Financial Projections to be completed and agreed to by a majority of the Board of Directors.

     2. SERVICES. BGR or Assignee shall market and sell Qualified Franchise Units (as defined below), and will make such personnel available, as BGR or Assignee deems necessary for that purpose. The term "Qualified Franchise Unit" includes: (1) every Franchise Unit for which the Company's then-current form of Franchise Agreement ("Franchise Agreement") has been fully executed and a non-refundable initial franchise fee ("Franchise Fee") has been paid; (2) every Franchise Unit for which the Company's then-current form of development agreement pursuant to which multiple Franchise Units are to be developed ("Development Agreement") has been fully executed and a non-refundable initial deposit fee ("Deposit Fee") has been paid; and (3) every existing Franchise Unit, the ownership of which has transferred and for which a Franchise Fee or a transfer fee has been paid.

     BGR or Assignee shall not have the right to execute any document (including the Franchise Agreement, Uniform Franchise Offering Circular ("UFOC"), or other related documents) on behalf of the Company, but will provide potential Franchisees with the UFOC, Franchise Agreement and other related documents. BGR or Assignee shall negotiate with potential Franchisees on behalf of the Company.

     BGR or Assignee shall determine the states in which Franchise Units shall be marketed and the Company shall file effective franchise registrations and maintain such registrations in all such states that require registration of franchises, shall amend all registrations as required, shall timely renew all registrations, and shall make any and all applications, filings, or otherwise as required by law.

     BGR or Assignee shall:

* UNIFORM FRANCHISE OFFERING CIRCULAR (UFOC) -Oversee the development of the circular, franchise agreements and area development agreements. Complete the registration process in pertinent states.

* WEB SITE REDEVELOPMENT -Oversee the redevelopment of a corporate website to improve online presence for franchise sales and marketing.

* MARKETING COLLATERAL -Develop a marketing brochure to incorporate the concept branding messages and the franchise information to send to prospects. This brochure will be used along with the website in marketing the concept to prospective franchisees.

* REAL ESTATE -Develop and implement a rigorous COUSIN VINNIE'S Italian Diner Franchise Corporation -centric real estate market analysis and site analysis process for all future Company locations. Complete all real estate set-up to include individual market analysis, as well as establishing local real estate firms in each market that the Company enters.

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*    FRANCHISE  SALES -Begin  prospecting  for  franchise  sales,  initial pubic relations campaign, initial advertising campaign and preliminary prospect meetings.

* PROTOTYPE DEVELOPMENT -Develop a standard set of prototypes for traditional and non-traditional locations, as well as, set up national suppliers for all FF&E, small wares, design and construction management.

*    PURCHASING -Set up national purchasing program for all food, beverage,  and
     paper  purchases.   This  will  include  setting  up  product  distribution
     throughout the country.

* SALES BUILDING MARKETING -Develop a tool set for every restaurant to use while marketing to their immediate 2-3 mile radius. This complete system will include a marketing program to be used as part of the franchise operating system.

*    BRANDING/POSITIONING/DIFFERENTIATION  -Analyze current  business  practices
     against  several  other  companies   competing  for  similar  customers  to
     determine the most strategic positioning.

* MENU DEVELOPMENT AND FOOD COST -Develop a menu costing program to cost out individual menu items, implement an inventory management program to be used by all franchisees, and complete a thorough analysis of check averages, product mix, and day part sales to further improve the site selection criteria. Develop new menu items and refine existing menu items to improve sales and product mix.

* BRAND AWARENESS MARKETING -Set up a national marketing fund, national-level marketing strategies, securing national and industry public relations.

* OPERATIONS AND TRAINING -Redevelop all manuals and systems to be suitable for a national franchise roll out. This will include all of the operations manuals, job responsibilities by positions, training programs for management and employees, human resources, marketing, site selection, financial tools, forms, and checklists.

* INTRANET SERVICES -All manuals, financial tools, systems and programs will be posted on a secure intranet and maintained and updated.

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                                    EXHIBIT B

License of concept, design, service marks, menus, trade dress, recipes, to be set forth within 90 days from signing of this Agreement.

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